UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

Amneal Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-221707	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Amneal Pharmaceuticals LLC	08807
400 Crossing Blvd., 3rd Floor Bridgewater, New Jersey	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (908) 409-6700

Atlas Holdings, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported under Item 2.01 in the Current Report on Form 8-K filed by Amneal Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on May 7, 2018 (the “Original Report”), the transactions (the “Business Combination Transactions”) pursuant to the Business Combination Agreement (the “Business Combination Agreement”), dated as of October 17, 2017, as amended, by and among the Company, Impax Laboratories, LLC (f/k/a Impax Laboratories, Inc.) (“Impax”), K2 Merger Sub Corporation and Amneal Pharmaceuticals LLC (“Amneal”), were consummated on May 4, 2018, and each of Impax and Amneal became subsidiaries of the Company.

This Current Report on Form 8-K/A amends the Original Report to provide certain additional historical financial information for each of Impax and Amneal that are required by Item 9.01(a) of Form 8-K in connection with the Business Combination Transaction and should be read in conjunction with the Original Report. Except as set forth herein, no other modifications have been made to the Original Report.

Item 9.01     Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

The audited consolidated balance sheets of Impax as of December 31, 2017 and December 31, 2016, the related audited consolidated statements of operations, comprehensive (loss) income, changes in stockholders’ equity and cash flows for Impax for each of the years in the three year period ended December 31, 2017, and the notes thereto, including the related report of the independent registered public accounting firm thereon, included in the Company’s Registration Statement on Form S-1 filed with the SEC on May 7, 2018 (as amended), are hereby incorporated by reference herein.

The unaudited consolidated balance sheet of Impax as of March 31, 2018, the related unaudited consolidated statements of operations, comprehensive (loss) income and cash flows for Impax for the three months ended March 31, 2018 and March 31, 2017, and the notes thereto contained in the Quarterly Report on Form 10-Q filed by Impax on May 10, 2018 are hereby incorporated by reference herein.

The audited consolidated balance sheets of Amneal as of December 31, 2017 and December 31, 2016, the related audited consolidated statements of income, comprehensive income, changes in members’ deficit and cash flows for Amneal for each of the years in the three year period ended December 31, 2017, and the notes thereto, including the related report of the independent registered public accounting firm thereon, included in the Company’s Registration Statement on Form S-1 filed with the SEC on May 7, 2018 (as amended) (the foregoing the “2017 Amneal Financial Statements”), are hereby incorporated by reference herein. The disclosures in this Current Report should be read in conjunction with the 2017 Amneal Financial Statements.

The unaudited consolidated balance sheet of Amneal as of March 31, 2018 and December 31, 2017, the related unaudited consolidated statements of income, and cash flows for Amneal for the three months ended March 31, 2018 and March 31, 2017 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2017, and the unaudited pro forma condensed combined statements of operations of the Company for the fiscal year ended December 31, 2017, and the notes thereto, included in the Company’s Registration Statement on Form S-1 filed with the SEC on May 7, 2018 (as amended), are hereby incorporated by reference herein.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2018 and the unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2018, and the notes thereto, will be filed by amendment no later than 71 calendar days after the date that the Original Report was required to be filed.

(d) Exhibits.

Exhibit No.	Description

99.1
Unaudited consolidated balance sheet of Amneal as of March 31, 2018 and December 31, 2017, the related unaudited consolidated statements of income and cash flows for Amneal for the three months ended March 31, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 10, 2018

AMNEAL PHARMACEUTICALS, INC.

By:	/s/ Bryan M. Reasons
Name:	Bryan M. Reasons
Title:	Senior Vice President and Chief Financial Officer